SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Select Alternative Allocation Fund

The following information supplements the “PRINCIPAL INVESTMENT STRATEGY” section of the summary prospectus that lists the underlying DWS funds in which DWS Select Alternative Allocation Fund intends to invest.

The following changes are in effect with respect to the following underlying DWS funds: DWS Commodity Securities Fund has changed its name to DWS Enhanced Commodity Strategy Fund; and DWS Inflation Protected Plus Fund has changed its name to DWS Global Inflation Plus Fund. The following replaces the underlying fund description.

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DWS Enhanced Commodity Strategy Fund. Investment objective: Total return. Strategy: Seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.

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DWS Global Inflation Plus Fund. Investment objective: To provide maximum inflation-adjusted return. Strategy: Invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

Please Retain This Supplement for Future Reference

April 1, 2010 DSAAF-3602SUM	[DWS INVESTMENTS LOGO] Deutsche Bank Group